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                                                              EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K/A, into the Company's previously filed Registration Statement on Form S-8 (File No. 333-30187).


                                                   /s/ Arthur Andersen LLP
                                                     ARTHUR ANDERSEN LLP


October 30, 1998
Houston, Texas